Taxes Payable - Summary of taxes payable (Detail) ¥ in Thousands, $ in Thousands	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Taxes Payable, Current [Abstract]
Withholding individual income taxes for employees	¥ 29,580		¥ 5,679
VAT payable	1,021		10,925
Enterprise income taxes payable	4,822		7,952
Others	78		1,421
Total	¥ 35,501	$ 5,229	¥ 25,977